UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2016

Discovery Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34177	35-2333914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Discovery Place Silver Spring, Maryland		20910
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 240-662-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 4, 2016, Discovery Communications, LLC (“DCL”), certain wholly-owned subsidiaries of DCL (each a “Designated Borrower” and, together with DCL, the “Borrowers”), Discovery Communications, Inc. (“Discovery”), as Facility Guarantor, the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer (in its capacity as administrative agent, the “Administrative Agent”) entered into the Amended and Restated Credit Agreement (the “A&R Credit Agreement”), which amended and restated that certain Credit Agreement, dated as of June 20, 2014, among the Borrowers, Discovery, certain of the Lenders and the Administrative Agent (the “2014 Credit Agreement”).

Pursuant to the A&R Credit Agreement, the Lenders agreed to the following modified terms in respect of the 2014 Credit Agreement:

•	the revolving senior credit facility was expanded from $1.5 billion to $2.0 billion;

•	the sublimit for alternative currency borrowing was eliminated;

•	additional Lenders agreed to issue letters of credit, up to an aggregate letter of credit sublimit of $17 million; and

•	the maturity date of the senior credit facility was extended from June 20, 2019 to February 4, 2021, and DCL has the option to request up to two 364-day extensions of the maturity date.

Under the A&R Credit Agreement, the interest rates for all loans under the A&R Credit Agreement, as well as the fees associated with drawn amounts, will remain the same as under the 2014 Credit Agreement. In connection with entering into the A&R Credit Agreement, the Borrower paid certain consent fees to the Lenders and certain arrangement fees to the arrangers of the A&R Credit Agreement.

The foregoing description of the A&R Credit Agreement Amendment is a summary only and is qualified in its entirety by reference to the full text of (i) the A&R Credit Agreement, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference, and (ii) the 2014 Credit Agreement, which was filed as Exhibit 4.1 to Discovery’s Current Report on Form 8-K filed on June 23, 2014.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Amended and Restated Credit Agreement, dated February 4, 2016, among Discovery Communications, LLC (“DCL”), certain wholly-owned subsidiaries of DCL, Discovery Communications, Inc., as Facility Guarantor, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2016	DISCOVERY COMMUNICATIONS, INC.

	By:	/s/ Andrew Warren
	Name:	Andrew Warren
	Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

4.1	Amended and Restated Credit Agreement, dated February 4, 2016, among Discovery Communications, LLC (“DCL”), certain wholly-owned subsidiaries of DCL, Discovery Communications, Inc., as Facility Guarantor, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.